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                                                                   EXHIBIT 10.10


                             FORM OF PROMISSORY NOTE


$___________                                               Sunnyvale, California

                                                                ________________

       FOR VALUE RECEIVED, __________ PROMISES TO PAY TO SIMPLEX SOLUTIONS, INC., a Delaware corporation (the "Company"), the principal sum of
_______________________________________________________________________________
_____________, together with interest on the unpaid principal hereof from the date hereof at the rate of ___________________________________ percent (_____)
per annum, compounded annually.

       Principal and interest shall be due and payable no later than _______ ________. Payment of principal and interest shall be made in lawful money of the United States of America.

       The undersigned may at any time prepay all or any portion of the principal or interest owing hereunder.

       This Note is secured by a pledge of the Company's Common Stock under the terms of the Security Agreement attached hereto as Exhibit A and is subject to all the provisions thereof.

       The holder of this Note shall have full recourse against the undersigned, and shall not be required to proceed against the collateral securing this Note in the event of default.

       In the event the undersigned shall cease to be an employee, director or consultant of the Company for any reason, this Note shall, at the option of the Company, be accelerated, and the whole unpaid balance on this Note of principal and accrued interest shall be immediately due and payable.

       Should any action be instituted for the collection of this Note, the reasonable costs and attorneys' fees therein of the holder shall be paid by the undersigned.




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                                        Signature